Exhibit 3.3

CERTIFICATE OF INCORPORATION

Companies Act

I HEREBY CERTIFY that this is a true copy of a document filed in the office of the Registrar of Joint Stock Companies on the 20 day of July, 2004

Registry Number		/s/ Illegible

3091724	For	Registrar of Joint Stock Companies

Dated 27 day of April, 2005

Name of Company

BORDEN NOVA SCOTIA FINANCE, ULC

I hereby certify that the above-mentioned company was incorporated this date under the Companies Act and that the liability of the members is unlimited.

Original Signed By:	July 20, 2004
Agent of the Registrar of Joint Stock Companies	Date of Incorporation

RECEIVED July 20, 2004 Office of Registrar of Joint Stock Companies Nova Scotia

MEMORANDUM OF ASSOCIATION

OF

BORDEN NOVA SCOTIA FINANCE, ULC

1.	The name of the Company is Borden Nova Scotia Finance, ULC.

2.	There are no restrictions on the objects and powers of the Company and the Company shall expressly have the following powers:

(1)	to sell or dispose of its undertaking, or a substantial part thereof;

(2)	to distribute any of its property in specie among its members; and

(3)	to amalgamate with any company or other body of persons.

3.	The liability of the members is unlimited.

I, the undersigned, whose name, address and occupation are subscribed, am desirous of being formed into a company in pursuance of this Memorandum of Association, and I agree to take the number and kind of shares in the capital stock of the Company written below my name.

/s/ Charles S. Reagh
Name of Subscriber: Charles S. Reagh
800-1959 Upper Water Street, Halifax, NS B3J 2X2
Occupation: Solicitor
Number of shares subscribed: One common share

TOTAL SHARES TAKEN: one common share

Dated this 20th day of July, 2004.

Witness to above signature:	/s/ Amy Smith
Name of Witness: Amy Smith
800-1959 Upper Water Street, Halifax, NS B3J 2X2
Occupation: Legal Assistant

I HEREBY CERTIFY that this is a true copy of a document filed in the office of the Registrar of Joint Stock Companies on the 20 day of July, 2004

/s/ Illegible
For	Registrar of Joint Stock Companies

Dated 25 day of April, 2005

RECEIVED July 20, 2004 OFFICE OF REGISTRAR OF JOINT STOCK COMPANIES NOVA SCOTIA

MEMORANDUM OF ASSOCIATION

OF

BORDEN NOVA SCOTIA FINANCE, ULC

1.	The name of the Company is Borden Nova Scotia Finance, ULC.

2.	There are no restrictions on the objects and powers of the Company and the Company shall expressly have the following powers:

(1)	to sell or dispose of its undertaking, or a substantial part thereof;

(2)	to distribute any of its property in specie among its members; and

(3)	to amalgamate with any company or other body of persons.

3.	The liability of the members is unlimited.

I, the undersigned, whose name, address and occupation are subscribed, am desirous of being formed into a company in pursuance of this Memorandum of Association, and I agree to take the number and kind of shares in the capital stock of the Company written below my name.

/s/ Charles S. Reagh
Name of Subscriber: Charles S. Reagh
800-1959 Upper Water Street, Halifax, NS B3J 2X2
Occupation: Solicitor
Number of shares subscribed: One common share

TOTAL SHARES TAKEN: one common share.

Dated this 20th day of July, 2004.

Witness to above signature:	/s/ Amy Smith
Name of Witness: Amy Smith
800-1959 Upper Water Street, Halifax, NS B3J 2X2
Occupation: Legal Assistant

I HEREBY CERTIFY that this is a true copy of a document filed in the office of the Registrar of Joint Stock Companies on the 20th day of July, 2004

/s/ Kim Perrier
For	Registrar of Joint Stock Companies

CERTIFICATE OF NAME CHANGE

Companies Act

Registry Number

3102560

Name of Company

BORDEN NOVA SCOTIA FINANCE, ULC

I hereby certify that the above-mentioned company has with approval of the Registrar of Joint Stocks changed its name to:

HEXION NOVA SCOTIA FINANCE, ULC

/s/ Illegible	July 14, 2005
Agent of the Registrar of Joint Stock Companies	Date of Name Change

1505 Barrington St., 9th Flr.	Bus: 902 424-7770
PO Box 1529	Fax: 902 424-4633
Halifax, Nova Scotia
B3J 2Y4

I hereby certify that the attached document is a true copy of a document filed in an electronic format in the office of the Registrar of Joint Stock Companies on the 14 day of July, 2005

/s/ Illegible
(either Registrar of Joint Stock Companies or Agent for the Registrar of Joint Stock Companies)

Dated the 14 day of July, 2005

BORDEN NOVA SCOTIA FINANCE, ULC

SHAREHOLDER’S RESOLUTION

BE IT RESOLVED as a Special Resolution of the Company that the name of the Company be, with the approval of the Registrar of Joint Stock Companies, changed from

BORDEN NOVA SCOTIA FINANCE, ULC

to

HEXION NOVA SCOTIA FINANCE, ULC

effective immediately following approval thereof by the Registrar of Joint Stock Companies and that application be made to the Registrar of Joint Stock Companies to enter the said new name on the register of companies in the place of the present name of the Company.

* * * * * * * * * * * * * * * * * * * * * * * * * *

CERTIFICATE

I hereby certify that the foregoing Resolution is a true copy of a Special Resolution duly passed on the 8th day of July, 2005 by being signed by all of the shareholders of the Company who would be entitled to vote on the Resolution at a meeting, all in accordance with the provisions of sub-section (1) of Section 92 of the Companies Act of Nova Scotia, and that the Resolution is a Special Resolution in accordance with the Companies Act of Nova Scotia.

WITNESS my hand and seal of the Company this 8th day of July, 2005.

/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Position: Secretary
BORDEN NOVA SCOTIA FINANCE, ULC

FILED ELECTRONICALLY
in the computer records maintained by the
Registry of Joint Stock Companies

JUL 14 2005

Per:	/s/ W.M.
STEWART MCKELVEY STIRLING SCALES